                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           The New Ireland Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             Linda Hoard, Secretary
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

Dear Stockholder,

         The New Ireland Fund, Inc. (the "Fund") will hold its 2002 Annual Meeting of Stockholders (the "Meeting") on Tuesday, June 11, 2002 at Citicorp Center, 14th Floor, Conference Room 14A, 153 East 53rd Street, New York, New York 10022. At the Meeting, stockholders will elect two Directors, each for a three-year term and vote on such other matters as may properly come before the Meeting.

         On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

         We look forward to your continued support.

                                               Sincerely,

                                               /s/Peter J. Hooper

                                               Peter J. Hooper
                                               Chairman

                            THE NEW IRELAND FUND, INC
                                  C/O PFPC INC.
                          101 FEDERAL STREET, 6TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            -------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Ireland Fund, Inc. (formerly, The Irish Investment Fund, Inc.) (the "Fund"), a Maryland corporation, will be held on Tuesday, June 11, 2002 at 9:00 a.m. at Citicorp Center, 14th Floor, Conference Room 14A, 153 East 53rd Street, New York, New York 10022, for the following purposes:

     1. To elect two (2) Directors of the Fund (Proposal 1).

     2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Only stockholders of record at the close of business on Wednesday, April 10, 2002 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.


                                               Linda J. Hoard
                                               Secretary

Dated:   April 25, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS

(1) ABC Corp......................................  ABC Corp.
(2) ABC Corp. ....................................  John Doe, Treasurer
(3) ABC Corp.
         c/o John Doe, Treasurer..................  John Doe
(4) ABC Corp. Profit Sharing Plan ................  John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ....................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee .........................  Jane B. Doe
         u/t/d 12/28/78

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA ...........  John B. Smith
(2) Estate of John B. Smith ......................  John B. Smith, Jr., Executor

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                          101 FEDERAL STREET, 6TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 11, 2002

                                 PROXY STATEMENT

      This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 11, 2002 at 9:00 a.m. at Citicorp Center, 14th Floor, Conference Room 14A, 153 East 53rd Street, New York, New York 10022 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for other matters listed in the accompanying Notice of Annual Meeting of Stockholders. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available upon request without charge by writing to the Fund at the address listed above or by calling 1-800-468-6475.

      In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

      The close of business on April 10, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,214,778 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about April 25, 2002.

      The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

      THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE NEW IRELAND FUND, INC., C/O PFPC, INC. 101 FEDERAL STREET, 6TH FLOOR, BOSTON, MASSACHUSETTS 02110 OR BY CALLING 1-800-468-6475.

      The date of this Proxy Statement is April 25, 2002.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

      To the knowledge of management of the Fund and its Board, the following shareholder(s) or "group", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 10, 2002.

                                                AMOUNT AND              PERCENT
        SHAREHOLDER NAME AND ADDRESS         NATURE OF OWNERSHIP       OF SHARES
        ----------------------------         -------------------       ---------

Charles Schwab & Company, Inc.              482,783 (beneficial)          9.26%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

National Financial Services Corporation     449,901 (beneficial)          8.63%
200 Liberty Street
New York, NY 10281

Salomon Smith Barney Inc.                   406,406 (beneficial)          7.79%
333 W. 34th Street
New York, NY 10001

Northern Trust Company                      288,589 (beneficial)          5.53%
50 South LaSalle Street
Chicago, IL 60675

Cede & Company                                260,738 (record)            5.00%
55 Water Street, 25th Floor
New York, NY 10041

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

      At the Meeting, two Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of William P. Clark and Peter J. Hooper, Class II consists of Denis P. Kelleher and James M. Walton, and Class III consists of James J. Boyle and Denis Curran. The two Directors in Class III are being considered for election at this Meeting. If elected, Mr. Boyle and Mr. Curran will hold office for a term of three years and until their successors are elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote, on behalf of the stockholders, for the election of James J. Boyle and Denis Curran.

      Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board of Directors has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                           NUMBER OF
                                               TERM OF                                     PORTFOLIOS
                                              OFFICE AND                                    IN FUND          OTHER
                              POSITION(S)     LENGTH OF                                     COMPLEX       DIRECTORSHIPS
                             HELD WITH THE      TIME           PRINCIPAL OCCUPATION(S)       OVERSEEN        HELD BY
  NAME ADDRESS, AND AGE           FUND         SERVED*         DURING PAST FIVE YEARS      BY DIRECTOR      DIRECTOR
  ---------------------      -------------    ---------        ----------------------      -----------    --------
NON-INTERESTED
DIRECTORS:

Peter J. Hooper, 62         Director and      Since 1990   President of Hooper                  1              --
Westchester Financial       Chairman of the                Associates-Consultants
Center, Suite 1000          Board
50 Main Street
White Plains, NY 10606

James J. Boyle, 63          Director          Since 2000   Chairman and President of            1              --
50 Main Street                                             Cardinal Resources, Inc.
White Plains, NY 10606

William P. Clark, 70        Director          Since 1990   Sr. Counsel to the law firm          1              --
1031 Pine Street                                           of Clark, Cali and Negranti,
Paso Robles, CA 93446                                      LLP

Denis P. Kelleher, 63       Director          Since 1991   Chief Executive Officer, Wall        1
17 Battery Place                                           Street Access-Financial
New York, NY 10004                                         Services; Director, SI Bank &
                                                           Trust; Director; The Muralo
                                                           Company Inc- Paint Company;
                                                           Chairman and Member of the
                                                           Board of Trustees St. John's
                                                           University; General Partner
                                                           CKS Capital; Director, The
                                                           American Ireland Fund

James M. Walton, 71         Director          Since 1990   Formerly, Director and Vice          1              --
Room 3902                                                  Chairman, MMC Group, Inc.
525 William Penn Place                                     (management company)
Pittsburgh, PA 15219

INTERESTED
DIRECTOR:

Denis Curran, 54**          Director* and     Since 2000   Director and President -             1              --
75 Holly Hill Lane          President***                   International of Bank of
Greenwich, CT 06830                                        Ireland Asset Management
                                                           Limited

OFFICERS:

Richard H. Rose, 46***         Treasurer      Since 1995   Vice President and Division
President and Treasurer                                    Manager, PFPC Inc.
101 Federal Street
Boston, MA 02110

Linda J. Hoard, 54***          Secretary      Since 1998   Vice President, PFPC Inc.;
Secretary                                                  Previously, Attorney
101 Federal Street                                         Consultant for Fidelity
Boston, MA 02110                                           Investments, Investors Bank
                                                           & Trust Company and PFPC Inc.

--------
*   Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.

**  Mr. Curran is deemed to be an "interested" Director because of his affiliation with the adviser.

*** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors


BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN FUND FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR:
                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                       DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES
                       SECURITIES HELD IN THE      OVERSEEN BY DIRECTOR IN
   NAME OF DIRECTOR            FUND*            FAMILY OF INVESTMENT COMPANIES**
   ----------------    ----------------------   --------------------------------
James J. Boyle                  E                             E
William P. Clark                C                             C
Denis Curran                    A                             A
Peter J. Hooper                 C                             C
Denis P. Kelleher               E                             E
James M. Walton                 B                             B

-----------------------
 * KEY TO DOLLAR RANGES
** AS OF APRIL 1, 2002 THE FUND'S FAMILY OF INVESTMENT COMPANIES CONSISTED
   ONLY OF THE FUND.

A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

      As of April 1, 2002, none of the directors or their immediate family members owns beneficially or of record securities in the Fund's investment advisor or entity directly or indirectly controlling, controlled by, or under common control with the Fund's investment advisor.

      There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2001. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2001 were $140,000.

      The Board of Directors has an Audit Committee, which consists of Messrs. Boyle, Clark, Hooper, and Walton, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met twice during the fiscal year ended October 31, 2001

AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently amended and approved by the Board on March 12, 2002. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect. Finally, the Committee has considered whether the provision by the independent auditors to the Fund of information technology services relating to financial information design and implementation, internal audit and other nonaudit services to the Fund, or of professional services to the Fund's investment adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

      Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2001.

      At a meeting held on December 11, 2001, upon the recommendation of the Audit Committee, a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) selected PricewaterhouseCoopers LLP ("PWC") as independent auditors for the Company for the fiscal year ending October 31, 2002. PWC was the independent auditor for the Company for the fiscal year ended October 31, 2001. PWC has advised the Company that, to the best of its knowledge and belief, as of the record date, no PWC professional had any direct or material indirect ownership interest in the Company inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PWC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Company is not seeking shareholder ratification of the selection of PWC as independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

James J. Boyle
William P. Clark
Peter J. Hooper
James M. Walton


      Set forth in the table below are audit fees billed to the Fund by PWC for professional services rendered to the Fund for the fiscal year ended October 31, 2001. There were no other fees billed by PWC to the Fund. Also set out below under "All Other Fees" are non-audit related fees that were billed by PWC to the Fund's Investment Adviser or its affiliates.

                            FINANCIAL INFORMATION SYSTEMS
         AUDIT FEES         DESIGN AND IMPLEMENTATION FEES       ALL OTHER FEES

           $31,000                      $0                         $8,400,000

OTHER COMMITTEES

      The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Messrs. Boyle, Hooper, Kelleher, and Walton. The Compensation Committee did not meet during the Fund's fiscal year ended October 31,2001. The Board of Directors also has a Nominating Committee consisting of Messrs. Clark, Hooper, Kelleher and Walton, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee of the Fund did not meet during the Fund's fiscal year ended October 31,2001.

COMPENSATION

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof an annual fee of $11,500 plus $1,000 for each meeting of the Board of Directors or a Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors an additional $13,500 annually. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 2001.

                                             COMPENSATION SCHEDULE
                                                    FOR THE
                                      FISCAL YEAR ENDED OCTOBER 31, 2001

                                                         PENSION OR        ESTIMATED
                                                         RETIREMENT         ANNUAL
                                      AGGREGATE       BENEFITS ACCRUED     BENEFITS      TOTAL COMPENSATION
                                 COMPENSATION FROM     AS PART OF FUND       UPON          FROM THE FUND
  NAME OF PERSON AND POSITION        THE FUND             EXPENSES        RETIREMENT     PAID TO DIRECTORS
  ---------------------------    -----------------     ---------------     ---------     -----------------

Peter J. Hooper.............           $31,000                0               N/A            $31,000
  Chairman of the Board

James J. Boyle .............           $16,500                0               N/A            $16,500
  Director

William P. Clark............           $17,500                0               N/A            $17,500
  Director

Denis Curran*...............           N/A                   N/A              N/A            N/A
  Director

Denis P. Kelleher...........           $16,500                0               N/A            $16,500
  Director

James M. Walton.............           $17,500                0               N/A            $17,500
  Director

--------------------------
* Mr. Curran is deemed to be an "interested" Director because of his affiliation with the adviser.


REQUIRED VOTE
      In the election of the Directors of the Fund, each candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 1.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

      The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Adviser. BIAM's office in the United States is located at: 75 Holly Hill Lane, Greenwich, Connecticut 06830.

      PFPC Inc., the Fund's Administrator, located at 101 Federal Street, Boston, Massachusetts 02110, provides administration services to the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2001 these persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

      The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

      Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2002.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2003 must be received by the Fund on or before December 20, 2002 in order to be included in the Fund's proxy statement and proxy relating to that meeting.


                                               Linda J. Hoard
                                               Secretary

Dated: April 25, 2002


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE NEW IRELAND FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS ---- JUNE 11, 2002

         The undersigned hereby appoints Peter J. Hooper, Ciaran Spillane and Linda Hoard, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April __, 2002 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 11, 2002, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

         A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (CONTINUED ON THE REVERSE SIDE)

                       FOR           WITHHELD               James J. Boyle
1.  ELECTION OF                                 Nominees:   (Class III Director)
    DIRECTORS
                                                            Denis Curran
For, except vote withheld from the                          (Class III Director)
following nominee(s):

2. To consider and vote upon such other matters as they may come before said Meeting or any adjournment thereof.

         Check Here For Change
         of Address and Note hereon.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND PROPOSAL 2, AS SUCH MATTERS MAY ARISE. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF ALL THE PROPOSALS. Please sign exactly as name appears hereon.

Signature:
           --------------------------------------------------------------------

Date:
      -------------------------------------------------------------------------

(IMPORTANT): Please sign this Proxy exactly as the name(s) appear hereon. If joint owners, EITHER may sign this proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer.